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                                                                    EXHIBIT 23.2
                                                                    ------------


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Pierce Leahy Corp. of our report dated August 14, 1995, on the financial statements of Security Archives, Inc. appearing in Registration Statement No. 333-23121 on Form S-1 of Pierce Leahy Corp., and to the reference to us under the heading "Experts" in this Registration Statement.


DELOITTE & TOUCHE LLP


Dallas, Texas
January 2, 1998